UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

HF FOODS GROUP INC
(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of Principal Executive Offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2021, HF Foods Group Inc. (“HF Group” or the “Company”), its wholly-owned subsidiary, B&R Global Holdings, Inc. (“B&R Global”), and certain of the wholly-owned subsidiaries and affiliates of the Company (collectively with the Company, the “Borrowers”), as borrowers, and certain material subsidiaries of the Company as guarantors, entered into a Consent, Waiver, Joinder and Amendment No. 3 to Second Amended and Restated Credit Agreement (the “Third Amendment”) with JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, and certain lender parties thereto, including Comerica Bank. The Second Amended and Restated Credit Agreement (the “Existing Credit Agreement”) as amended, provides a $100 million asset-secured revolving credit facility (the “Facility”) and (b) mortgage-secured Term Loans of $75.6 million. The Third Amendment revises the Existing Credit Agreement to (a) amend the reference interest rate from 1 month LIBOR plus a fixed spread to 1 month SOFR plus the same spread plus a credit adjustment.; (b) consent to the Great Wall Transaction described in greater detail in Item 2.01 of this Current Report on Form 8-K; (c) permit a one-time, non-formula over-advance of $10,000,000 from the Facility to fund in part the closing cash consideration paid to the Sellers in the Great Wall Transaction and (d) add the Company’s recently-formed indirect subsidiaries, Great Wall Seafood IL, L.L.C., and Great Wall Seafood TX, L.L.C. (the “New Great Wall Subsidiaries”) as capital borrowers under the Existing Credit Agreement and pledge the assets of New Great Wall Subsidiaries to secure the obligations of the Company and its subsidiaries under the Existing Credit Agreement. The terms of the Existing Credit Agreement were previously reported in the Company’s Report on Form 8-K filed January 21, 2020, and those disclosures are incorporated by reference in this Current Report on Form 8-K.

Neither the Company nor any of its affiliates has any material relationship with any of the other parties to the Existing Credit Agreement, except for (i) the Company’s previous credit facilities, with respect to which certain of the other parties to the Existing Credit Agreement (and their respective affiliates) were lenders and (ii) commercial banking, investment banking, underwriting, trust and other financial advisory services provided (or to be provided) to the Company and its subsidiaries by certain of the lenders under the Existing Credit Agreement (and their respective affiliates), for which they have received (or will receive) customary fees and expenses.

The disclosure set forth below under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 2.01. Completion of Acquisition of Disposition of Assets.

On December 30, 2021, the Company’s New Great Wall Subsidiaries executed and completed an agreement dated December 30, 2021 (the “Asset Purchase Agreement”), to purchase from Great Wall Seafood Supply, Inc., a Texas corporation , (ii) Great Wall Restaurant Supplier, Inc., an Ohio corporation , and (iii) First Mart Inc., an Illinois corporation (collectively the “Great Wall Group” or “Sellers”), substantially all of the operating assets of the Great Wall Group’s seafood and restaurant products sales, marketing, and distribution businesses (the “Great Wall Transaction”). The aggregate price for the purchased assets is $44,000,000.00, with $30,800,000 paid to Great Wall Group in cash at closing and the issuance to Great Wall Group of 1,792,981 shares of common stock of the Company, valued for purposes of the transaction at a share price equaling $13,200,000, or $7.36 per share. In addition to the closing cash payment, the Company’s New Great Wall Subsidiaries separately acquired all of the Sellers’ saleable product inventory, at the Sellers’ cost therefor (valued at $24,416,616), subject to adjustments for post-closing physical inventory counts.

Following the acquisition, the Company expects to operate Sellers’ business assets, based in the Chicago and Dallas metro areas, to serve Sellers’ customers throughout the central United States. Great Wall Group will provide services to the New Great Wall Subsidiaries for not less than 60 days following the closing to support the transition of business operations.

The Company funded the cash consideration under the Great Wall Transaction with available cash on hand and drawn from the J.P. Morgan Facility.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Asset Purchase Agreement, the Great Wall Group received, as part of the consideration for the asset purchase, an aggregate of 1,792,981 shares of HF Group common stock at the closing of the Asset Purchase Agreement as described in Item 2.01, above. The securities were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the Great Wall Transaction did not involve a public offering. No fees were paid to any third parties in connection with the issuance of the shares.

Item 8.01. Other Events.

On January 4, 2022, HF Group issued a press release announcing the completion of the Great Wall Transaction, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Consent, Waiver, Joinder and Amendment No. 3 to Second Amended and Restated Credit Agreement by and among HF Foods Group Inc., B&R Global Holdings, Inc. and certain of the wholly-owned subsidiaries and affiliates of the Company, including Great Wall Seafood IL, L.L.C., and Great Wall Seafood TX, L.L.C., as borrowers, JPMorgan Chase Bank, N.A. as Administrative Agent, and certain lender parties thereto, including Comerica Bank, dated December 30, 2021

10.2
Asset Purchase Agreement by and among Great Wall Seafood Supply, Inc., Great Wall Restaurant Supplier, Inc., First Mart Inc., Great Wall Seafood IL, L.L.C., Great Wall Seafood TX, L.L.C., Bo Chuan Wong and Qiu Xian Li, dated December 30, 2021

99.1	Press Release, January 4, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: January 4, 2022	/s/ Peter Zhang
Xiao Mou Peter Zhang
Chief Executive Officer